EXHIBIT 10.2

COMMERCIAL PROPERTY PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (NON-RESIDENTIAL) (C.A.R. Form CPA, Revised 10/02)

Date May 12, 2006 , at   PASO ROBLES , California.

1.	OFFER:

	A.	THIS IS AN OFFER FROM COAST NATIONAL BANK (“Buyer”).

☐ Individual(s), ☐ A Corporation, ☐ A Partnership, ☐ An LLC, ☐ An LLP, or Other .

B.

THE REAL PROPERTY TO BE ACQUIRED is described as   2102 SPRING STREET, PASO ROBLES, CALOTS 7, 8, 9,10,Assessor’s Parcel No.   008-225-011, situated in PASO ROBLES, County of SAN LUIS OBISPO, California, (“Property”).

	C.	THE PURCHASE PRICE offered is One Million Six Hundred Thousand Dollars $1,600,000.00 .

	D.	CLOSE OF ESCROW shall occur on October 21, 2006 (date) (or ☐ Days After Acceptance).

2.

FINANCE TERMS: Obtaining the loans below is a contingency of this Agreement unless: (i) either 2L or 2M is checked below; or (ii) otherwise agreed in writing. Buyer shall act diligently and in good faith to obtain the designated loans. Obtaining deposit, down payment and closing costs is not a contingency. Buyer represents that funds will be good when deposited with Escrow Holder.

A.	INITIAL DEPOSIT: Buyer has given a deposit in the amount of		$25,000.00

to the agent submitting the offer (or to ☐         ), by Personal Check (or☒         ), made payable to   FIRST AMERCIAN TITLE , which shall be held uncashed until Acceptance and then deposited within 3 business days after Acceptance or ☐  , with Escrow Holder, or ☐ into Broker’s trust account.

B.	INCREASED DEPOSIT: Buyer shall deposit with Escrow Holder an increased deposit in the amount of	$ 25, 000.00
within Days After Acceptance, or ☒ 45 DAYS AFTER OPENING ESCROW .

C.	FIRST LOAN IN THE AMOUNT OF	$

NEW First Deed of Trust in favor of ☐ Lender, ☐ Seller,        OR ☐ ASSUMPTION of (or ☐ “subject to”) Existing First Deed of Trust  encumbering the Property, securing a note payable at maximum interest of     % fixed rate, or     % initial adjustable rate with a maximum interest rate of     %, balance due in  years, amortized over  years. (If checked: ☐ and with a margin not to exceed    %,  tied to the following index       .) Buyer shall pay loan fees/points not to exceed      .Additional terms

D.	SECOND LOAN IN THE AMOUNT OF	$

NEW Second Deed of Trust in favor of ☐ Lender, ☐ Seller,        OR ☐ ASSUMPTION of (or ☐ “subject to”) Existing Second Deed of Trust encumbering the Property, securing a note payable at maximum interest of         % fixed rate, or           % initial adjustable rate with a maximum interest rate of            %, balance due in  years, amortized over           years. (If checked: ☐ and with a margin not to exceed          %, tied to the following index:              .) Buyer shall pay loan fees/points not to exceed              . Additional terms

E.	ADDITIONAL FINANCING TERMS:	$
THIS IS A CASH OFFER.

F.	BALANCE OF PURCHASE PRICE (not including costs of obtaining loans and other closing costs) in the amount of		$1, 550, 000.00
to be deposited with Escrow Holder within sufficient time to close escrow.

G.	PURCHASE PRICE (TOTAL):		$1, 600, 000.00

H.

LOAN APPLICATIONS: Within 7 (or ☐  ) Days After Acceptance, Buyer shall provide Seller a letter from lender or mortgage loan broker stating that, based on a review of Buyer’s written application and credit report, Buyer is prequalified or preapproved for any NEW loan specified above.

I.

VERIFICATION OF DOWN PAYMENT AND CLOSING COSTS: Buyer (or Buyer’s lender or loan broker pursuant to 2H) shall, within 7 (or ☐  ) Days After Acceptance, provide Seller written verification of Buyer’s down payment and closing costs.

J.

LOAN CONTINGENCY REMOVAL: (i) Within 17 (or ☐  ) Days After Acceptance Buyer shall, as specified in paragraph 17, remove the loan contingency or cancel this Agreement; OR (ii) (if checked) ☐ loan contingency shall remain in effect until the designated loans are funded.

K.

APPRAISAL CONTINGENCY AND REMOVAL: This Agreement is (OR, if checked, ☒is NOT) contingent upon the Property appraising at no less than the specified purchase price. If there is a loan contingency, at the time the loan contingency is removed (or, if checked, ☐ within 17 (or          ) Days After Acceptance), Buyer shall, as specified in paragraph 17, remove the appraisal contingency or cancel this Agreement. If there is no loan contingency, Buyer shall, as specified in paragraph 17, remove the appraisal contingency within 17 (or         ) Days After Acceptance.

2110 SPRING STREET, PASO ROBLES, CA

Property Address: PASO ROBLES, CA 93446  Date: May 12, 2006

L.                ☐ NO LOAN CONTINGENCY (If checked): Obtaining any loan in paragraphs 2C, 2D, 2E or elsewhere in this Agreement, is NOT a contingency of this Agreement. If Buyer does not obtain the loan and as a result Buyer does not purchase the Property, Seller may be entitled to Buyer’s deposit or other legal remedies.

M.______ ☒ ALL CASH OFFER (If checked): No loan is needed to purchase the Property. Buyer shall, within 7 (or ☐  ) Days After Acceptance, provide Seller written verification of sufficient funds to close this transaction.

N.               SELLER FINANCING: For any Seller financing designated above, Buyer is to execute a note secured by a deed of trust in favor of Seller, on the terms and conditions set forth in the attached addendum (C.A.R. Form SFA).

O.              ASSUMED OR “SUBJECT TO” FINANCING: Seller represents that Seller is not delinquent on any payments due on any loans. Seller shall, within the time specified in paragraph 17, provide Copies of all applicable notes and deeds of trust, loan balances and current interest rates to Buyer. Buyer shall then, as specified in paragraph 17, remove this contingency or cancel this Agreement. Differences between estimated and actual loan balances shall be adjusted at Close Of Escrow by cash down payment. Impound accounts, if any, shall be assigned and charged to Buyer and credited to Seller. Seller is advised that Buyer’s assumption of an existing loan may not release Seller from liability on that loan. If the Property is acquired subject to an existing loan, Buyer and Seller are advised to consult with legal counsel regarding the ability of an existing lender to call the loan due, and the consequences thereof.

3.         CLOSING AND OCCUPANCY:

A.               Seller-Occupied or Vacant Units: Occupancy shall be delivered to Buyer at 12 ☐ AM  ☒  PM  ☒  on the date of Close Of Escrow;                 on         ; or ☐ no later than           Days After Close Of Escrow. (C.A.R. Form PAA, paragraph 2.) If transfer of title and occupancy do not occur at the same time, Buyer and Seller are advised to: (i) enter into a written occupancy agreement; and (ii) consult with their insurance and legal advisors.

B.               Tenant-Occupied Units: Possession and occupancy, subject to the rights of tenants under existing leases, shall be delivered to Buyer on Close Of Escrow.

C.                At Close Of Escrow, Seller assigns to Buyer any assignable warranty rights for items included in the sale and shall provide any available Copies of such warranties. Brokers cannot and will not determine the assignability of any warranties.

D.               At Close Of Escrow, unless otherwise agreed in writing, Seller shall provide keys and/or means to operate all locks, mailboxes, security systems, alarms and garage door openers. If the Property is a unit in a condominium or located in a common-interest subdivision, Buyer may be required to pay a deposit to the Owners’ Association (“OA”) to obtain keys to accessible OA facilities.

4.                          SECURITY DEPOSITS: Security deposits, if any, to the extent they have not been applied by Seller in accordance with any rental agreement and current Law, shall be transferred to Buyer on Close Of Escrow. Seller shall notify each tenant, in compliance with the Civil Code.

5.                          ALLOCATION OF COSTS (if checked ): Unless otherwise specified here, this paragraph only determines who is to pay for the report, inspection, test or service mentioned. If not specified here or elsewhere in this Agreement, the determination of who is to pay for any work recommended or identified by any such report, inspection, test or service is by the method specified in paragraph 17.

A.               INSPECTIONS AND REPORTS:

(1) ☐ Buyer ☐ Seller shall pay for sewer connection, if required by Law prior to Close Of Escrow                             ..

(2)  ☐ Buyer ☐ Seller shall pay to have septic or private sewage disposal system inspected                                         ..

(3)  ☐ Buyer ☐ Seller shall pay to have domestic wells tested for water potability and productivity                            ..

(4)  ☒ Buyer ☐ Seller shall pay for a natural hazard zone disclosure report prepared by COMPANY OF SELLER CHOICE .

(5)  ☐ Buyer ☐ Seller shall pay for the following inspection or report                                                                            ..

(6)  ☐ Buyer ☐ Seller shall pay for the following inspection or report                                                                            ..

B.               GOVERNMENT REQUIREMENTS AND RETROFIT:

(1)  ☒ Buyer ☐ Seller shall pay for smoke detector installation and/or water heater bracing, if required by Law. Prior to Close Of Escrow, Seller shall provide Buyer a written statement of compliance in accordance with state and local Law, unless exempt.

(2)  ☒ Buyer ☐ Seller shall pay the cost of compliance with any other minimum mandatory government retrofit standards, inspections and reports if required as a condition of closing escrow under any Law.

(3)  ☒ Buyer ☐ Seller shall pay for installation of approved fire extinguisher(s), sprinkler(s), and hose(s), if required by Law, which shall be installed prior to Close Of Escrow. Prior to Close Of Escrow Seller shall provide Buyer a written statement of compliance, if required by Law.

C.               ESCROW AND TITLE:

(1)   ☒   Buyer   ☒   Seller shall pay escrow fee 50-50                             .

Escrow Holder shall be FIRST AMERICAN TITLE                               .

(2)  ☐ Buyer ☒ Seller shall pay for owner’s title insurance policy specified in paragraph 16 Owner’s title policy to be issued by FIRST AMERICAN TITLE . (Buyer shall pay for any title insurance policy insuring Buyer’s lender, unless otherwise agreed in writing.)

D.               OTHER COSTS:

(1)  ☐ Buyer ☒ Seller shall pay County transfer tax or transfer fee        ..

(2)  ☐ Buyer ☐ Seller shall pay City transfer tax or transfer fee        .

(3)  ☐ Buyer ☐ Seller shall pay OA transfer fees        ..

(4)  ☐ Buyer ☐ Seller shall pay OA document preparation fees        ..

(5)  ☐ Buyer ☐ Seller shall pay for        ..

(6)  ☐ Buyer ☐ Seller shall pay for        .

	Buyer’s Initials	(	)	(	)

Copyright © 1991-2006, CALIFORNIA ASSOCIATION OF REALTORS®, INC.	Seller’s Initials	(	)	(	)
	Reviewed by		Date

CPA REVISED 10/02

COMMERCIAL PROPERTY PURCHASE AGREEMENT

6.         SELLER DISCLOSURES:

A.               NATURAL AND ENVIRONMENTAL DISCLOSURES: Seller shall, within the time specified in paragraph 17, if required by Law: (i) deliver to Buyer earthquake guides (and questionnaire) and environmental hazards booklet; (ii) even if exempt from the obligation to provide an NHD, disclose if the Property is located in a Special Flood Hazard Area; Potential Flooding (Inundation) Area; Very High Fire Hazard Zone; State Fire Responsibility Area; Earthquake Fault Zone; Seismic Hazard Zone; and (iii) disclose any other zone as required by Law and provide any other information required for those zones.

B.               ADDITIONAL DISCLOSURES: Within the time specified in paragraph 17, Seller shall provide to Buyer, in writing, the following disclosures, documentation and information:

(1)           RENTAL SERVICE AGREEMENTS: (i) All current leases, rental agreements, service contracts, and other agreements pertaining to the operation of the Property; and (ii) a rental statement including names of tenants, rental rates, period of rental, date of last rent increase, security deposits, rental concessions, rebates, or other benefits, if any, and a list of delinquent rents and their duration. Seller represents that no tenant is entitled to any concession, rebate, or other benefit, except as set forth in these documents.

(2)           INCOME AND EXPENSE STATEMENTS: The books and records, including a statement of income and expense for the 12 months preceding Acceptance. Seller represents that the books and records are those maintained in the ordinary and normal course of business, and used by Seller in the computation of federal and state income tax returns.

(3)            ☐ TENANT ESTOPPEL CERTIFICATES: (If checked) Tenant estoppel certificates (C.A.R. Form TEC) completed by Seller or Seller’s agent, and signed by tenants, acknowledging: (i) that tenants’ rental or lease agreements are unmodified and in full force and effect (or if modified, stating all such modifications); (ii) that no lessor defaults exist; and (iii) stating the amount of any prepaid rent or security deposit.

(4)           SURVEYS, PLANS AND ENGINEERING DOCUMENTS: Copies of surveys, plans, specifications and engineering documents, if any, in Seller’s possession or control.

(5)           PERMITS: If in Seller’s possession, Copies of all permits and approvals concerning the Property, obtained from any governmental entity, including, but not limited to, certificates of occupancy, conditional use permits, development plans, and licenses and permits pertaining to the operation of the Property.

(6)           STRUCTURAL MODIFICATIONS: Any known structural additions or alterations to, or the installation, alteration, repair or replacement of, significant components of the structure(s) upon the Property.

(7)           GOVERNMENTAL COMPLIANCE: Any improvements, additions, alterations or repairs made by Seller, or known to Seller to have been made, without required governmental permits, final inspections, and approvals.

(8)           VIOLATION NOTICES: Any notice of violations of any Law filed or issued against the Property and actually known to Seller.

(9)           MISCELLANEOUS ITEMS: Any of the following, if actually known to Seller: (i) any current pending lawsuit(s), investigation(s), inquiry(ies), action(s), or other proceeding(s) affecting the Property, or the right to use and occupy it; (ii) any unsatisfied mechanic’s or materialman’s lien(s) affecting the Property; and (iii) that any tenant of the Property is the subject of a bankruptcy.

7.            ☒ ENVIRONMENTAL SURVEY (If checked): Within 45 Days After Acceptance, Buyer shall be provided a phase one environmental survey report paid for and obtained by ☒ Buyer ☐ Seller. Buyer shall then, as specified in paragraph 17, remove this contingency or cancel this Agreement.

8.                          CONDOMINIUM/PLANNED UNIT DEVELOPMENT DISCLOSURES:

A.               SELLER HAS: 7 (or ☐   ) Days After Acceptance to disclose to Buyer whether the Property is a condominium, or located in a planned unit development or other common interest subdivision.

B.________ If Property is a condominium, or located in a planned unit development or other common interest subdivision, Seller has 3 (or ☐  ) Days After Acceptance to request from the OA (C.A.R. Form HOA): (i) Copies of any documents required by Law; (ii) disclosure of any pending or anticipated claim or litigation by or against the OA; (iii) a statement containing the location and number of designated parking and storage spaces; (iv) Copies of the most recent 12 months of OA minutes for regular and special meetings; and (v) the names and contact information of all OA’s governing the Property. (Collectively, “CI Disclosures.”) Seller shall itemize and deliver to Buyer all CI Disclosures received from the OA and any CI Disclosures in Seller’s possession. Buyer’s approval of CI Disclosures is a contingency of this Agreement as specified in paragraph 17.

9.                          SUBSEQUENT DISCLOSURES: In the event Seller, prior to Close Of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information or representations previously provided to Buyer of which Buyer is otherwise unaware, Seller shall promptly provide a subsequent or amended disclosure or notice in writing, covering those items. However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies disclosed in reports ordered and paid for by Buyer.

10.                   CHANGES DURING ESCROW:

A.              Prior to Close Of Escrow, Seller may only engage in the following acts, (“Proposed Changes”), subject to Buyer’s rights in paragraph 17: (i) rent or lease any vacant unit or other part of the premises; (ii) alter, modify, or extend any existing rental or lease agreement; (iii) enter into, alter, modify or extend any service contract(s); or (iv) change the status of the condition of the Property.

B.________ At least 7 (or ☐                       ) Days prior to any Proposed Changes, Seller shall give written notice to Buyer of any Proposed Changes.

11.                   CONDITIONS AFFECTING PROPERTY:

A.              Unless otherwise agreed: (i) the Property is sold (a) in its PRESENT physical condition as of the date of Acceptance and (b) subject to Buyer’s Investigation rights; (ii) the Property, including pool, spa, landscaping and grounds, is to be maintained in substantially the same condition as on the date of Acceptance; and (iii) all debris and personal property not included in the sale shall be removed by Close Of Escrow.

B.               SELLER SHALL, within the time specified in paragraph 17, DISCLOSE KNOWN MATERIAL FACTS AND DEFECTS affecting the Property, including known insurance claims within the past five years, AND MAKE OTHER DISCLOSURES REQUIRED BY LAW.

C.               NOTE TO BUYER: You are strongly advised to conduct investigations of the entire Property in order to determine its present condition since Seller may not be aware of all defects affecting the Property or other factors that you consider important. Property improvements may not be built according to code, in compliance with current Law, or have had permits issued.

D.               NOTE TO SELLER: Buyer has the right to inspect the Property and, as specified in paragraph 17, based upon information discovered in those inspections: (i) cancel this Agreement; or (ii) request that you make Repairs or take other action.

12.                   ITEMS INCLUDED AND EXCLUDED:

A.               NOTE TO BUYER AND SELLER: Items listed as included or excluded in the MLS, flyers or marketing materials are not included in the purchase price or excluded from the sale unless specified in 12B or C.

B.               ITEMS INCLUDED IN SALE:

(1)            All EXISTING fixtures and fittings that are attached to the Property.

(2)            Existing electrical, mechanical, lighting, plumbing and heating fixtures, ceiling fans, fireplace inserts, gas logs and grates, solar systems, built-in appliances, window and door screens, awnings, shutters, window coverings, attached floor coverings, television antennas, satellite dishes, private integrated telephone systems, air coolers/conditioners, pool/spa equipment, garage door openers/remote controls, mailbox, in-ground landscaping, trees/shrubs, water softeners, water purifiers, security systems/alarms.

(3)            A complete inventory of all personal property of Seller currently used in the operation of the Property and included in the purchase price shall be delivered to Buyer within the time specified in paragraph 17.

(4)            Seller represents that all items included in the purchase price are, unless otherwise specified, owned by Seller. Within the time specified in paragraph 17, Seller shall give Buyer a list of fixtures not owned by Seller.

(5)            Seller shall deliver title to the personal property by Bill of Sale, free of all liens and encumbrances, and without warranty of condition.

(6)            As additional security for any note in favor of Seller for any part of the purchase price, Buyer shall execute a UCC-1 Financing Statement to be filed with the Secretary of State, covering the personal property included in the purchase, replacement thereof, and insurance proceeds.

C.               ITEMS EXCLUDED FROM SALE: SELLER PERSONAL PROPERTY: SELLER WILL PROVIDE LIST.

13.                   BUYER’S INVESTIGATION OF PROPERTY AND MATTERS AFFECTING PROPERTY:

A.              Buyer’s acceptance of the condition of, and any other matter affecting the Property is a contingency of this Agreement, as specified in this paragraph and paragraph 17. Within the time specified in paragraph 17, Buyer shall have the right, at Buyer’s expense unless otherwise agreed, to conduct inspections, investigations, tests, surveys and other studies (“Buyer Investigations”), including, but not limited to, the right to: (i) inspect for lead-based paint and other lead-based paint hazards; (ii) inspect for wood destroying pests and organisms; (iii) confirm the insurability of Buyer and the Property; and (iv) satisfy Buyer as to any matter of concern to Buyer. Without Seller’s prior written consent, Buyer shall neither make nor cause to be made: (i) invasive or destructive Buyer Investigations; or (ii) inspections by any governmental building or zoning inspector, or government employee, unless required by Law.

B.                Buyer shall complete Buyer Investigations and, as specified in paragraph 17, remove the contingency or cancel this Agreement. Buyer shall give Seller, at no cost, complete Copies of all Buyer Investigation reports obtained by Buyer. Seller shall make Property available for all Buyer Investigations. Seller shall have water, gas, electricity, and all operable pilot lights on for Buyer’s Investigations and through the date possession is made available to Buyer.

14.                   REPAIRS: Repairs shall be completed prior to final verification of condition unless otherwise agreed in writing. Repairs to be performed at Seller’s expense may be performed by Seller or through others, provided that the work complies with applicable Law, including governmental permit, inspection and approval requirements. Repairs shall be performed in a good, skillful manner with materials of quality and appearance comparable to existing materials. It is understood that exact restoration of appearance or cosmetic items following all Repairs may not be possible. Seller shall: (i) obtain receipts for Repairs performed by others; (ii) prepare a written statement indicating the Repairs performed by Seller and the date of such Repairs; and (iii) provide Copies of receipts and statements to Buyer prior to final verification of condition.

15.                   BUYER INDEMNITY AND SELLER PROTECTION FOR ENTRY UPON PROPERTY: Buyer shall: (i) keep the Property free and clear of liens; (ii) Repair all damage arising from Buyer Investigations; and (iii) indemnify and hold Seller harmless from all resulting liability, claims, demands, damages and costs. Buyer shall carry, or Buyer shall require anyone acting on Buyer’s behalf to carry policies of liability, workers’ compensation and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any Buyer Investigations or work done on the Property at Buyer’s direction prior to Close Of Escrow. Seller is advised that certain protections may be afforded Seller by recording a “Notice of Non-Responsibility” (C.A.R. Form NNR) for Buyer Investigations and work done on the Property at Buyer’s direction. Buyer’s obligations under this paragraph shall survive the termination of this Agreement.

16.                   TITLE AND VESTING:

A.              Within the time specified in paragraph 17, Buyer shall be provided a current preliminary (title) report, which is only an offer by the title insurer to issue a policy of title insurance and may not contain every item affecting title. Buyer’s review of the preliminary report and any other matters which may affect title are a contingency of this Agreement as specified in paragraph 17.

B.                Title is taken in its present condition subject to all encumbrances, easements, covenants, conditions, restrictions, rights and other matters, whether of record or not, as of the date of Acceptance except: (i) monetary liens of record unless Buyer is assuming those obligations or taking the property subject to those obligations; and (ii) those matters which Seller has agreed to remove in writing.

C.                Within the time specified in paragraph 17, Seller has a duty to disclose to Buyer all matters known to Seller affecting title, whether of record or not.

D.               At Close Of Escrow, Buyer shall receive a grant deed conveying title (or, for stock cooperative or long-term lease, an assignment of stock certificate or of Seller’s leasehold interest), including oil, mineral and water rights if currently owned by Seller. Title shall vest as designated in Buyer’s supplemental escrow instructions. THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES. CONSULT AN APPROPRIATE PROFESSIONAL.

E.                 Buyer shall receive a standard coverage owner’s CLTA policy of title insurance. An ALTA policy or the addition of endorsements may provide greater coverage for Buyer. A title company, at Buyer’s request, can provide information about the availability, desirability, coverage, and cost of various title insurance coverages and endorsements. If Buyer desires title coverage other than that required by this paragraph, Buyer shall instruct Escrow Holder in writing and pay any increase in cost.

17.                   TIME PERIODS; REMOVAL OF CONTINGENCIES; CANCELLATION RIGHTS: The following time periods may only be extended, altered, modified or changed by mutual written agreement. Any removal of contingencies or cancellation under this paragraph must be in writing (C.A.R. Form CR).

A.               SELLER HAS: 7 (or ☒  25 ) Days After Acceptance to deliver to Buyer all reports, disclosures and information for which Seller is responsible under paragraphs 5, 6A and B, 8A, 11 B, 12B (3) and (4) and 16.

B.               BUYER HAS: 17 (or ☒  45 ) Days After Acceptance, unless otherwise agreed in writing, to:

(1)            Complete all Buyer Investigations; approve all disclosures, reports and other applicable information, which Buyer receives from Seller; and approve all matters affecting the Property (including lead-based paint and lead-based paint hazards as well as other information specified in paragraph 6 and insurability of Buyer and the Property).

(2)            Within the time specified in 17B(1), Buyer may request that Seller make repairs or take any other action regarding the Property (C.A.R. Form RR). Seller has no obligation to agree to or respond to Buyer’s requests.

(3)            By the end of the time specified in 17B(1) (or 2J for loan contingency or 2K for appraisal contingency), Buyer shall remove, in writing, the applicable contingency (C.A.R. Form CR) or cancel this Agreement. However, if the following inspections, reports or disclosures are not made within the time specified in 17A, then Buyer has 5 (or ☒   14 ) Days after receipt of any such items, or the time specified in, whichever is later, to remove the applicable contingency or cancel this Agreement in writing: (i) government-mandated inspections or reports required as a condition of closing; (ii) Common Interest Disclosures pursuant to paragraph 8B; (iii) a subsequent or amended disclosure pursuant to paragraph 9; (iv) Proposed Changes pursuant to paragraph 10B; and (v) environmental survey pursuant to paragraph 7.

C.               CONTINUATION OF CONTINGENCY OR CONTRACTUAL OBLIGATION; SELLER RIGHT TO CANCEL:

(1)           Seller right to Cancel: Buyer Contingencies: Seller, after first giving Buyer a Notice to Buyer to Perform (as specified below), may cancel this Agreement in writing and authorize return of Buyer’s deposit if, by the time specified in the Agreement, Buyer does not remove in writing the applicable contingency or cancel this Agreement. Once all contingencies have been removed, failure of either Buyer or Seller to close escrow in time may be a breach of this Agreement.

(2)           Continuation of Contingency: Even after the expiration of the time specified in 17B, Buyer retains the right to make requests to Seller, remove in writing the applicable contingency or cancel this Agreement until Seller cancels pursuant to 17C(1). Once Seller receives Buyer’s written removal of all contingencies, Seller may not cancel this Agreement pursuant to 17C(1).

(3)           Seller right to Cancel: Buyer Contract Obligations: Seller, after first giving Buyer a Notice to Buyer to Perform (as specified below), may cancel this Agreement in writing and authorize return of Buyer’s deposit for any of the following reasons: (i) if Buyer fails to deposit funds as required by 2A or 2B; (ii) if the funds deposited pursuant to 2A or 2B are not good when deposited; (iii) if Buyer fails to provide a letter as required by 2H; (iv) if Buyer fails to provide verification as required by 2I or 2M; (v) if Seller reasonably disapproves of the verification provided by 2I or 2M. Seller is not required to give Buyer a Notice to Perform regarding Close Of Escrow.

(4)           Notice To Buyer To Perform: The Notice to Buyer to Perform (C.A.R. Form NBP) shall (i) be in writing; (ii) be signed by Seller; and (iii) give Buyer at least 24 (or ☐    ) hours (or until the time specified in the applicable paragraph, whichever occurs last) to take the applicable action. A Notice to Buyer to Perform may not be given any earlier than 2 Days Prior to the expiration of the applicable time for Buyer to remove a contingency or cancel the Agreement or meet a 17C(3) obligation.

D.               EFFECT OF BUYER’S REMOVAL OF CONTINGENCIES: If Buyer removes, in writing, any contingency or cancellation rights, unless otherwise specified in a separate written agreement between Buyer and Seller, Buyer shall conclusively be deemed to have: (i) completed all Buyer Investigations, and review of reports and other applicable information and disclosures pertaining to that contingency or cancellation right; (ii) elected to proceed with the transaction; and (iii) assumed all liability, responsibility, and expense for Repairs or corrections pertaining to that contingency or cancellation right, or for inability to obtain financing.

E.                 EFFECT OF CANCELLATION ON DEPOSITS: If Buyer or Seller gives written notice of cancellation pursuant to rights duly exercised under the terms of this Agreement, Buyer and Seller agree to Sign mutual instructions to cancel the sale and escrow and release deposits, less fees and costs, to the party entitled to the funds. Fees and costs may be payable to service providers and vendors for services and products provided during escrow. Release of funds will require mutual Signed release instructions from Buyer and Seller, judicial decision or arbitration award.

18.                   FINAL VERIFICATION OF CONDITION: Buyer shall have the right to make a final inspection of the Property within 5 (or ☐  ) Days Prior to Close Of Escrow, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm: (i) the Property is maintained pursuant to paragraph 11A; (ii) Repairs have been completed as agreed; and (iii) Seller has complied with Seller’s other obligations under this Agreement.

19.            ENVIRONMENTAL HAZARD CONSULTATION: Buyer and Seller acknowledge: (i) Federal, state, and local legislation impose liability upon existing and former owners and users of real property, in applicable situations, for certain legislatively defined, environmentally hazardous substances; (ii) Broker(s) has/have made no representation concerning the applicability of any such Law to this transaction or to Buyer or to Seller, except as otherwise indicated in this Agreement; (iii) Broker(s) has/have made no representation concerning the existence, testing, discovery, location and evaluation of/for, and risks posed by, environmentally hazardous substances, if any, located on or potentially affecting the Property; and (iv) Buyer and Seller are each advised to consult with technical and legal experts concerning the existence, testing, discovery, location and evaluation of/for, and risks posed by, environmentally hazardous substances, if any, located on or potentially affecting the Property.

20.            AMERICANS WITH DISABILITIES ACT: The Americans With Disabilities Act (“ADA”) prohibits discrimination against individuals with disabilities. The ADA affects almost all commercial facilities and public accommodations. The ADA can require, among other things, that buildings be made readily accessible to the disabled. Different requirements apply to new construction, alterations to existing buildings, and removal of barriers in existing buildings. Compliance with the ADA may require significant costs. Monetary and injunctive remedies may be incurred if the Property is not in compliance. A real estate broker does not have the technical expertise to determine whether a building is in compliance with ADA requirements, or to advise a principal on those requirements. Buyer and Seller are advised to contact an attorney, contractor, architect, engineer or other qualified professional of Buyer’s or Seller’s own choosing to determine to what degree, if any, the ADA impacts that principal or this transaction.

21.            LIQUIDATED DAMAGES: If Buyer fails to complete this purchase because of Buyer’s default, Seller shall retain, as liquidated damages, the deposit actually paid. Buyer and Seller agree that this amount is a reasonable sum given that it is impractical or extremely difficult to establish the amount of damages that would actually be suffered by Seller in the event Buyer were to breach this Agreement. Release of funds will require mutual, Signed release instructions from both Buyer and Seller, judicial decision or arbitration award.

Buyer’s Initials            /                Seller’s Initials               /

22.                 DISPUTE RESOLUTION:

A.               MEDIATION: Buyer and Seller agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action. Paragraphs 22B(2) and (3) below apply to mediation whether or not the Arbitration provision is initialed. Mediation fees, if any, shall be divided equally among the parties involved. If, for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

B.               ARBITRATION OF DISPUTES: (1) Buyer and Seller agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration, including and subject to paragraphs 22B(2) and (3) below. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of real estate transactional Law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California Law. The parties shall have the right to discovery in accordance with Code of Civil Procedure §1283.05. In all other respects, the arbitration shall be conducted in accordance with Title 9 of Part III of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered into any court having jurisdiction. Interpretation of this agreement to arbitrate shall be governed by the Federal Arbitration Act.

(2)  EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from mediation and arbitration: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic’s lien; and (iv) any matter that is within the jurisdiction of a probate, small claims, or bankruptcy court. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the mediation and arbitration provisions.

(3)  BROKERS: Buyer and Seller agree to mediate and arbitrate disputes or claims involving either or both Brokers, consistent with 22A and B, provided either or both Brokers shall have agreed to such mediation or arbitration prior to, or within a reasonable time after, the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the Agreement.

“NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.”

“WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION TO NEUTRAL ARBITRATION.”

Buyer’s Initials                           Seller’s Initials               /

23.          ASSIGNMENT: Buyer shall not assign all or any part of Buyer’s interests in this Agreement without first having obtained the written consent of Seller. Such consent shall not be unreasonably withheld, unless otherwise agreed in writing. Any total or partial assignment shall not relieve Buyer of Buyer’s obligations pursuant to this Agreement.

24.                 SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon, and inure to the benefit of, Buyer and Seller and their respective successors and assigns, except as otherwise provided herein.

25.                 COPIES: Seller and Buyer each represent that Copies of all reports, documents, certificates, approvals and other documents that are furnished to the other are true, correct and unaltered Copies of the original documents, if the originals are in the possession of the furnishing party.

26.                 NOTICES: Whenever notice is given under this Agreement, each notice shall be in writing, and shall be delivered personally, by facsimile, or by mail, postage prepaid. Notice shall be delivered to the address set forth below the recipient’s signature of acceptance. Either party may change its notice address by providing notice to the other party.

27.                   AUTHORITY: Any person or persons signing this Agreement represent(s) that such person has full power and authority to bind that person’s principal, and that the designated Buyer and Seller has full authority to enter into and perform this Agreement. Entering into this Agreement, and the completion of the obligations pursuant to this contract, does not violate any Articles of Incorporation, Articles of Organization, ByLaws, Operating Agreement, Partnership Agreement or other document governing the activity of either Buyer or Seller.

28.                   GOVERNING LAW: This Agreement shall be governed by the Laws of the state of California.

29.                   PRORATIONS OF PROPERTY TAXES AND OTHER ITEMS: Unless otherwise agreed in writing, the following items shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow: real property taxes and assessments, interest, rents, HOA regular, special, and emergency dues and assessments imposed prior to Close Of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special Assessment District bonds and assessments that are now a lien. The following items shall be assumed by Buyer WITHOUT CREDIT toward the purchase price: prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special assessments that are now a lien but not yet due. Property will be reassessed upon change of ownership. Any supplemental tax bills shall be paid as follows: (i) for periods after Close Of Escrow, by Buyer; and (ii) for periods prior to Close Of Escrow, by Seller. TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER. Prorations shall be made based on a 30-day month.

30.                   WITHHOLDING TAXES: Seller and Buyer agree to execute any instrument, affidavit, statement or instruction reasonably necessary to comply with federal (FIRPTA) and California withholding Law, if required (C.A.R. Form AS).

31.                   MULTIPLE LISTING SERVICE/PROPERTY DATA SYSTEM: If Broker is a participant of a Multiple Listing Service (“MLS”) or Property Data System (“PDS”), Broker is authorized to report to the MLS or PDS a pending sale and, upon Close Of Escrow, the terms of this transaction to be published and disseminated to persons and entities authorized to use the information on terms approved by the MLS or PDS.

32.                   EQUAL HOUSING OPPORTUNITY: The Property is sold in compliance with federal, state and local anti-discrimination Laws.

33.                   ATTORNEY FEES: In any action, proceeding, or arbitration between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney fees and costs from the non-prevailing Buyer or Seller, except as provided in paragraph 22A.

34.                   SELECTION OF SERVICE PROVIDERS: If Brokers refer Buyer or Seller to persons, vendors, or service or product providers (“Providers”), Brokers do not guarantee the performance of any Providers. Buyer and Seller may select ANY Providers of their own choosing.

35.                   TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES: Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed, except in writing Signed by Buyer and Seller.

36.                   OTHER TERMS AND CONDITIONS, including attached supplements:

A.           ☐ Buyer Inspection Advisory (C.A.R. Form BIA)

B.             ☐ Seller Financing Addendum and Disclosure (C.A.R. Form SFA)

C.             ☐ Purchase Agreement Addendum (C.A.R. Form PAA paragraph numbers:                                        )

D.            ☐ Buyer Intent To Exchange Supplement (C.A.R. Form BES)

E.             ☒ Seller Intent to Exchange Supplement (C.A.R. Form SES)

F.             OWNER AND ANY TENANT SHALL REMOVE ALL PERSONAL PROPERTY FROM THE PROPERTY AT LEAST THREE BUSINESS DAYS PRIOR TO THE CLOSE OF ESCROW; IN THE EVENT SELLER DOES NOT TIMELY REMOVE ALL PERSONAL PROPERTY ON OR BEFORE 10-18-06, BUYER MAY CLOSE ESCROW, AND ESCROWHOLDER MAY HOLD BACK $50,000 TO COVER COST OF REMOVING ALL REMAINING PERSONAL PROPERTY

SELLER SHALL COOPERATE, AT NO EXPENSE TO SELLER, IN BUYER’S 1031 EXCHANGE.

37.                   DEFINITIONS: As used in this Agreement:

A.               “Acceptance” means the time the offer or final counter offer is accepted in writing by a party and is delivered to and personally received by the other party or that party’s authorized agent in accordance with this offer or a final counter offer.

B.               “Agreement” means the terms and conditions of this accepted Commercial Property Purchase Agreement and any accepted counter offers and addenda.

C.               “C.A.R. Form” means the specific form referenced, or another comparable form agreed to by the parties.

D.               “Close Of Escrow” means the date the grant deed, or other evidence of transfer of title, is recorded. If the scheduled close of escrow falls on a Saturday, Sunday or legal holiday, then close of escrow shall be the next business day after the scheduled close of escrow date.

E.                 “Copy” means copy by any means including photocopy, NCR, facsimile and electronic.

F.                 “Days” means calendar days, unless otherwise required by Law.

G.               “Days After” means the specified number of calendar days after the occurrence of the event specified, not counting the calendar date on which the specified event occurs, and ending at 11:59 PM on the final day.

H.               “Days Prior” means the specified number of calendar days before the occurrence of the event specified, not counting the calendar date on which the specified event is scheduled to occur.

I.                    “Electronic Copy” or “Electronic Signature” means, as applicable, an electronic copy or signature complying with California Law. Buyer and Seller agree that electronic means will not be used by either one to modify or alter the content or integrity of the Agreement without the knowledge and consent of the other.

J.                 “Law” means any law, code, statute, ordinance, regulation, rule or order, which is adopted by a controlling city, county, state or federal legislative, judicial or executive body or agency.

K.               “Notice to Buyer to Perform” means a document (C.A.R. Form NBP), which shall be in writing and Signed by Seller and shall give Buyer at least 24 hours (or as otherwise specified in paragraph 17C(4)) to remove a contingency or perform as applicable.

L.                “Repairs” means any repairs (including pest control), alterations, replacements, modifications and retrofitting of the Property provided for under this Agreement.

M.             “Signed” means either a handwritten or electronic signature on an original document, Copy or any counterpart.

N.               Singular and Plural terms each include the other, when appropriate.

38.                   BROKERAGE: Neither Buyer nor Seller has utilized the services of, or for any other reason owes compensation to, a licensed real estate broker (individual or corporate), agent, finder, or other entity, other than as specified in this Agreement, in connection with any act relating to the Property, including, but not limited to, inquiries, introductions, consultations and negotiations leading to this Agreement. Buyer and Seller each agree to indemnify, defend, and hold the other, the Brokers specified herein and their agents, harmless from and against any costs, expenses or liability for compensation claimed inconsistent with the warranty and representations in this paragraph.

39.                   AGENCY:

A.               POTENTIALLY COMPETING BUYERS AND SELLERS: Buyer and Seller each acknowledge receipt of a disclosure of the possibility of multiple representation by the Broker representing that principal. This disclosure may be part of a listing agreement, buyer-broker agreement or separate document (C.A.R. Form DA). Buyer understands that Broker representing Buyer may also represent other potential buyers, who may consider, make offers on or ultimately acquire the Property. Seller understands that Broker representing Seller may also represent other sellers with competing properties of interest to this Buyer.

B.               CONFIRMATION: The following agency relationships are hereby confirmed for this transaction:

Listing Agent SAME (Print Firm Name) is the agent of (check one): ☒ the Seller exclusively; or ☐ both the Buyer and Seller.

Selling Agent TOM BARON REALTY (Print Firm Name) (if not same as Listing Agent) is the agent of (check one): ☐ the Buyer exclusively; or ☐ the Seller exclusively; or ☐ both the Buyer and Seller. Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

40.                   JOINT ESCROW INSTRUCTIONS TO ESCROW HOLDER:

A.               The following paragraphs, or applicable portions thereof, of this Agreement constitute the joint escrow instructions of Buyer and Seller to Escrow Holder, which Escrow Holder is to use along with any related counter offers and addenda, and any additional mutual instructions to close the escrow: 1, 2, 4, 5, 16, 17E, 29, 30, 35, 36B-F, 37, 40, 42, 45A, 46 and paragraph D of the section titled Real Estate Broker on page 10. If a Copy of the separate compensation agreement(s) provided for in paragraph 42 or 45A, or paragraph D of the section titled Real Estate Broker on page 10 is deposited with Escrow Holder by Broker, Escrow Holder shall accept such agreement(s) and pay out from Buyer’s or Seller’s funds, or both, as applicable, the Broker’s compensation provided for in such agreement(s). The terms and conditions of this Agreement not set forth in the specified paragraphs are additional matters for the information of Escrow Holder, but about which Escrow Holder need not be concerned. Buyer and Seller will receive Escrow Holder’s general provisions directly from Escrow Holder and will execute such provisions upon Escrow Holder’s request. To the extent the general provisions are inconsistent or conflict with this Agreement, the general provisions will control as to the duties and obligations of Escrow Holder only. Buyer and Seller will execute additional instructions, documents and forms provided by Escrow Holder that are reasonably necessary to close the escrow.

B.                A Copy of this Agreement shall be delivered to Escrow Holder within 3 business days after Acceptance (or ☐). Buyer and Seller authorize Escrow Holder to accept and rely on Copies and Signatures as defined in this Agreement as originals, to open escrow and for other purposes of escrow. The validity of this Agreement as between Buyer and Seller is not affected by whether or when Escrow Holder Signs this Agreement.

C.                Brokers are a party to the Escrow for the sole purpose of compensation pursuant to paragraphs 42, 45A and paragraph D of the section titled Real Estate Broker on page 10. Buyer and Seller irrevocably assign to Brokers compensation specified in paragraphs 42 and 45A, respectively, and irrevocably instruct Escrow Holder to disburse those funds to Brokers at Close Of Escrow, or pursuant to any other mutually executed cancellation agreement. Compensation instructions can be amended or revoked only with the written consent of Brokers. Escrow Holder shall immediately notify Brokers: (i) if Buyer’s initial or any additional deposit is not made pursuant to this Agreement, or is not good at time of deposit with Escrow Holder; or (ii) if Buyer and Seller instruct Escrow Holder to cancel escrow.

D.               A Copy of any amendment that affects any paragraph for which Escrow Holder is responsible shall be delivered to Escrow Holder within 2 business days after mutual execution of the amendment.

41.                   SCOPE OF BROKER DUTY: Buyer and Seller acknowledge and agree that: Brokers: (i) do not decide what price Buyer should pay or Seller should accept; (ii) do not guarantee the condition of the Property; (iii) do not guarantee the performance, adequacy or completeness of inspections, services, products or repairs provided or made by Seller or others; (iv) shall not be responsible for identifying defects that are not known to Broker(s); (v) shall not be responsible for inspecting public records or permits concerning the title or use of the Property; (vi) shall not be responsible for identifying location of boundary lines or other items affecting title; (vii) shall not be responsible for verifying square footage, representations of others or information contained in inspection reports, MLS or PDS, advertisements, flyers or other promotional material, unless otherwise agreed in writing; (viii) shall not be responsible for providing legal or tax advice regarding any aspect of a transaction entered into by Buyer or Seller in the course of this representation; and (ix) shall not be responsible for providing other advice or information that exceeds the knowledge, education and experience required to perform real estate licensed activity. Buyer and Seller agree to seek legal, tax, insurance, title and other desired assistance from appropriate professionals.

42.                   BROKER COMPENSATION FROM BUYER: If applicable, upon Close Of Escrow, Buyer agrees to pay compensation to Broker as specified in a separate written agreement between Buyer and Broker.

43.                   TERMS AND CONDITIONS OF OFFER: This is an offer to purchase the Property on the above terms and conditions. All paragraphs with spaces for initials by Buyer and Seller are incorporated in this Agreement only if initialed by all parties. If at least one but not all parties initial, a counter offer is required until agreement is reached. Seller has the right to continue to offer the Property for sale and to accept any other offer at any time prior to notification of Acceptance. Buyer has read and acknowledges receipt of a Copy of the offer and agrees to the above confirmation of agency relationships. If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Brokers’ compensation. This Agreement and any supplement, addendum or modification, including any Copy, may be Signed in two or more counterparts, all of which shall constitute one and the same writing.

44.                   EXPIRATION OF OFFER: This offer shall be deemed revoked and the deposit shall be returned, unless the offer is Signed by Seller, and a Copy of the Signed offer is personally received by Buyer, or by TOM BARON REALTY, who is authorized to receive it by 5:00 PM on the third Day after this offer is signed by Buyer (OR, if checked ☐ by (date), at  ☐ AM  ☐ PM).

Buyer		COAST NATIONAL BANK
By						Date	May 12, 2006
Print name	JACK WAUCHOPE
Address	500 MARSH ST		City	SAN LUIS OBISPO	State	CA	Zip	93401
Telephone	(805) 541-0400	Fax	(805) 781-3182	E-mail	LPAULY@CNBSLO. COM

Buyer
By				Date
Print name
Address	City		State		Zip
Telephone	Fax	E-mail

45.                   BROKER COMPENSATION FROM SELLER:

A.              Upon Close Of Escrow, Seller agrees to pay compensation to Broker as specified in a separate written agreement between Seller and Broker.

B.                If escrow does not close, compensation is payable as specified in that separate written agreement.

46.                   ACCEPTANCE OF OFFER: Seller warrants that Seller is the owner of the Property, or has the authority to execute this Agreement. Seller accepts the above offer, agrees to sell the Property on the above terms and conditions, and agrees to the above confirmation of agency relationships. Seller has read and acknowledges receipt of a Copy of this Agreement, and authorizes Broker to deliver a Signed Copy to Buyer. ☐ (If checked) SUBJECT TO ATTACHED COUNTER OFFER, DATED

Seller  JAMES R. CELLA

By	Date

Print name  JAMES R. CELLA

Address		City		State	Zip
Telephone	(805) 434-1714	Fax	E-mail

Seller  HOLLY J. LUNDBECK

By			Date
Print name
Address	City		State	Zip
Telephone	Fax	E-mail
Notice Address, If Different

( / ) (Initials)

Confirmation of Acceptance: A Copy of Signed Acceptance was personally received by Buyer or Buyer’s authorized agent on (date)                                at                ☐ AM ☐ PM. A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer’s authorized agent whether or not confirmed in this document. Completion of this confirmation is not legally required in order to create a binding Agreement; it is solely intended to evidence the date that Confirmation of Acceptance has occurred.

REAL ESTATE BROKERS:

A.  Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

B.  Agency relationships are confirmed as stated in paragraph 39 above.

C.  If specified in paragraph 2A, Agent who submitted offer for Buyer acknowledges receipt of deposit.

D.  COOPERATING BROKER COMPENSATION: Listing Broker agrees to pay Cooperating Broker (Selling Firm) and Cooperating Broker agrees to accept, out of Listing Broker’s proceeds in escrow: (i) the amount specified in the MLS or PDS, provided Cooperating Broker is a Participant of the MLS or PDS in which the property is offered for sale or a reciprocal MLS or PDS; or (ii) E (if checked) the amount specified in a separate written agreement (C.A.R. Form CBC) between Listing Broker and Cooperating Broker.

Real Estate Broker (Selling Firm) TOM BARON REALTY						DRE Lic. #
By		TOM BARON DRE Lic. #				Date
Address	1516 FAIRWAY DRIVE	City	PASO ROBLES		State	CA	Zip	93446
Telephone	(805) 239-2789	Fax	(805) 239-2789	E-mail	TOMBARON@CHARTER. NET
Real Estate Broker (Listing Firm) SAME						DRE Lic. #
By				DRE Lic. #		Date
Address		City			State		Zip
Telephone		Fax		E-mail

ESCROW HOLDER ACKNOWLEDGMENT:

Escrow Holder acknowledges receipt of a Copy of this Agreement, (if checked, ☐ a deposit in the amount of $                     ), counter offer numbers                       and                         , and agrees to act as Escrow Holder subject to paragraph 40 of this Agreement, any supplemental escrow instructions and the terms of Escrow Holder’s general provisions.

Escrow Holder is advised that the date of Confirmation of Acceptance of the Agreement as between Buyer and Seller is May 22, 2006

Escrow Holder FIRST AMERICAN TITLE		Escrow #	PR-2399371-M/C
By	MARGIE DANLEY	Date
Address	504 FIRST ST. SUITE B, PASO ROBLES CA 93446
Phone/Fax/E-mail		805-238-7747/866-377-7037

Escrow Holder is licensed by the California Department of E Corporations, ☐ Insurance, ☐ Real Estate.  License #

(       /       )  REJECTION OF OFFER:  No counter offer is being made. This offer was reviewed and rejected by Seller on

(Seller’s Initials)	(Date)

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC.

a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020 CPA REVISED 10/02 (PAGE 10 OF 10)	Reviewed by	Date

COMMERCIAL PROPERTY PURCHASE AGREEMENT (CPA PAGE 10 OF 10)  Paso Purchase

COUNTER OFFER No.

For use by Seller or Buyer. May be used for Multiple Counter Offer.
(C.A.R. Form CO, Revised 10/04)

Date   May 22, 2006 ,at PASO ROBLES ,California.
This is a counter offer to the: ☐ California Residential Purchase Agreement, ☐ Counter Offer, or☒ Other COMMERCIAL PURCHASE AGREEMENT (“Offer”), dated May 12, 2006 ,on property known as 2110 SPRING STREET, PASO ROBLES, CA (“Property”), between COAST NATIONAL BANK (“Buyer”) and JAMES R. CELLA, HOLLY J. LUNDBECK (“Seller”).

1.                          TERMS: The terms and conditions of the above referenced document are accepted subject to the following:

A.               Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer.

B.               Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer.

C.               1. THE PROPERTY ADDRESS IS 2110 SPRING STREET, PASO ROBLES, CA.

2. ITEM 36F IS AMENDED TO ADD THE FOLLOWING LANGUAGE: SELLER RESERVES THE RIGHT TO EFFECTUATE A TAX DEFERRED EXCHANGE PURSUANT TO IRC SECTION 1031 AND LIKE CONFORMING STATUTES OF THE STATE OF CA. BUYER AGREES TO COOPERATE WITH SELLER CONCERNING SAID EXCHANGE PROVIDED THAT IT IS AT NO ADDITIONAL COST TO BUYER.

3. ITEM 36F IS AMENDED TO ADD THE FOLLOWING LANGUAGE: SELLER SHALL REMOVE AS MUCH PERSONAL PROPERTY AS THEY DESIRE TO RETAIN(PROVIDING BUYER WITH A LIST OF SAID PROPERTY) AND BUYER SHALL BE ENTITLED TO REMOVE THE BALANCEOF THE PERSONAL PROPERTY. NO MONEY WILL BE HELD BACK AT THE CLOSE OF ESCROW REGARDING THE PERSONAL PROPERTY.

D.               The following attached supplements are incorporated into this Counter Offer: ☐ Addendum No.
                                                         ☐                                                             ☐

2.                          RIGHT TO ACCEPT OTHER OFFERS: Seller has the right to continue to offer the Property for sale or for other transaction, and to accept any other offer at any time prior to notification of acceptance, as described in paragraph 3. If this is a Seller Counter Offer, Seller’s acceptance of another offer prior to Buyer’s acceptance and communication of notification of this Counter Offer, shall revoke this Counter Offer.

3.                          EXPIRATION: This Counter Offer shall be deemed revoked and the deposits, if any, shall be returned unless this Counter Offer is signed by the Buyer or Seller to whom it is sent and a Copy of the signed Counter Offer is personally received by the person making this Counter Offer or                                                                                                    , who is authorized to receive it, by 5:00 PM on the third Day After this Counter Offer is made or, (if checked) by ☒ June 1, 2006 (date), at5:00  ☐ AM ☒ PM. This Counter Offer may be executed in counterparts.

4.                   (If checked:) MULTIPLE COUNTER OFFER: Seller is making a Counter Offer(s) to another prospective buyer(s) on terms that may or may not be the same as in this Counter Offer. Acceptance of this Counter Offer by Buyer shall not be binding unless and until it is subsequently re-Signed by Seller in paragraph 7 below and a Copy of the Counter Offer Signed in paragraph 7 is personally received by Buyer or by                             , who is authorized to receive it, by 5:00PM on the third Day after this Counter Offer is made or, (if checked) by ☐                         (date), at            ☐ AM ☐ PM. Prior to the completion of all of these events, Buyer and Seller shall have no duties or obligations for the purchase or sale of the Property.

5.                   OFFER: ☐ BUYER OR ☒ SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.

Date May 22, 2006
JAMES R. CELLA
Date

6.                   ACCEPTANCE: I/WE accept the above Counter Offer (If checked ☐ SUBJECT TO THE ATTACHED COUNTER OFFER) and acknowledge receipt of a Copy.

	Date May 22, 2006	Time 2:15 ☐ AM ☒ PM
JACK WAUCHOPE
	Date	Time	☐ AM ☐ PM

7.                   MULTIPLE COUNTER OFFER SIGNATURE LINE: By signing below, Seller accepts this Multiple Counter Offer.

NOTE TO SELLER: Do NOT sign in this box until after Buyer signs in paragraph 6. (Paragraph 7 applies only if paragraph 4 is checked.)

Date	Time ☐ AM ☐ PM

Date	Time	☐ AM ☐ PM

8.                   (            /            ) (Initials) Confirmation of Acceptance: A Copy of Signed Acceptance was personally received by the maker of the Counter Offer, or that person’s authorized agent as specified in paragraph 3 (or, if this is a Multiple Counter Offer, the Buyer or Buyer’s authorized agent as specified in paragraph 4) on (date) May 22, 2006, at 2:00 ☐ AM☒ PM. A binding Agreement is created when a Copy of Signed Acceptance is personally received by the the maker of the Counter Offer, or that person’s authorized agent (or, if this is a Multiple Counter Offer, the Buyer or Buyer’s authorized agent) whether or not confirmed in this document. Completion of this confirmation is not legally required in order to create a binding Agreement; it is solely intended to evidence the date that Confirmation of Acceptance has occurred.

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